UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 8, 2005




                        Pioneer Natural Resources Company
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                    1-13245               75-2702753
----------------------------        ------------        ------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
       of incorporation)            File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas                   75039
------------------------------------------------                 ----------
    (Address of principal executive offices)                     (Zip Code)


                                 (972) 444-9001
             -----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material  pursuant to  Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                        Page

Item 1.01.  Entry into a Material Definitive Agreement..............      3

Signature...........................................................      4




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                        PIONEER NATURAL RESOURCES COMPANY

Item 1.01.   Entry into a Material Definitive Agreement

     The Company previously announced the appointment of Mark S. Berg as Executive Vice President, General Counsel and Secretary. In that regard, the Company has executed with Mr. Berg a letter dated April 8, 2005, outlining the initial terms of his employment. This letter provides that (i) his initial base salary will be $330,000 per year; (ii) he will be eligible for an initial annual target bonus of 65 percent of base salary; (iii) he will receive an initial grant of Company restricted stock of 16,000 shares; (iv) he will be eligible for an annual grant of restricted stock based on individual performance and share availability; (v) he will be eligible to participate in the Company's retirement, benefit, health and relocation plans and perquisites available to executive officers; and (vi) he will receive a severance agreement in the same form as other similarly situated executive officers serving on the Company's management committee.




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                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PIONEER NATURAL RESOURCES COMPANY




Date:  April 11, 2005          By:    /s/ Darin G. Holderness
                                    -------------------------------------------
                                    Darin G. Holderness
                                    Vice President and Chief Accounting Officer




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